UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 25, 2020

(November 25, 2020)

Commission File Number	Name of Registrants, State of Incorporation, Address Of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32462	PNM Resources, Inc. (Exact name of registrant)	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700 (address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2020, PNMR Development and Management Company (“PNMR Development”), a wholly-owned subsidiary of PNM Resources, Inc. (“PNMR”), entered into the Second Amendment to Term Loan Credit Agreement (“Term Loan Amendment”) amending its $90 million term loan agreement (“Term Loan”) between PNMR Development and KeyBank National Association (“KeyBank”), as administrative agent and sole lender. PNMR continues to guaranty the Term Loan pursuant to the Guaranty, dated November 26, 2018, with KeyBank. The Term Loan Amendment is effective November 25, 2020 and (i) reduces the aggregate principal amount of the Term Loan from $90 million to $65 million and (ii) extends the maturity of the Term Loan by one year to November 25, 2021 with an option for PNMR Development to extend the maturity further to January 31, 2022.

KeyBank performs normal banking (including as a lender under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which it receives customary fees and expenses.

The above description of the Term Loan Amendment is not complete and is qualified in its entirety by reference to the entire Term Loan Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Second Amendment to Term Loan Credit Agreement, dated as of November 25, 2020, among PNMR Development and Management Corporation and KeyBank National Association, as administrative agent and sole lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PNM RESOURCES, INC. (Registrant)

Date: November 25, 2020	By:	/s/ Henry E. Monroy
	Name:	Henry E. Monroy
	Title:	Vice President and Corporate Controller